Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of April 14, 2009 (the “Amendment”) is entered into among Georgia Gulf Corporation, a Delaware corporation (“GGC”), Royal Group, Inc. (formerly known as Royal Group Technologies Limited), a Canadian federal corporation (the “Canadian Borrower”; together with GGC, the “Borrowers”), the Guarantors, the Lenders party hereto, Bank of America, National Association, as Domestic Administrative Agent and Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, Bank of America, National Association, as Domestic Administrative Agent, Domestic Collateral Agent and Domestic L/C Issuer, Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent, Canadian Collateral Agent and Canadian L/C Issuer and The Bank of Nova Scotia, as Canadian Swing Line Lender entered into that certain Credit Agreement dated as of October 3, 2006 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, GGC has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendments.

(a)           The first sentence of Section 6.07 of the Credit Agreement is hereby amended by inserting “; provided that the failure, if any, of GGC or any Subsidiary to make the interest payments due on April 15, 2009 under the 2006 Senior Notes and the 2006 Senior Subordinated Notes shall not render inaccurate the foregoing representation unless any portion of such amounts remains unpaid as of 5:00 p.m. on May 11, 2009” at the end thereof.

(b)           Section 7.04 of the Credit Agreement is hereby amended by inserting “; provided that the failure, if any, of any Loan Party to make the interest payments due on April 15, 2009 under the 2006 Senior Notes and the 2006 Senior Subordinated Notes shall not constitute a breach of this covenant unless any portion of such amounts remains unpaid as of 5:00 p.m. on May 11, 2009” at the end thereof.

(c)           Section 9.01(f)(i)(A) of the Credit Agreement is hereby amended by inserting “(or, in the case of the interest payments due on April 15, 2009 under the 2006 Senior Notes and the 2006 Senior Subordinated Notes, prior to 5:00 p.m. on May 11, 2009)” immediately following the word “due” in the first line thereof.  For avoidance of doubt, it is understood and agreed that the failure to have made any such payment prior to 5:00 p.m. on May 11, 2009 does not constitute a Default.

Section 2.               Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent (the date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)           Receipt by the Domestic Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors set forth on the signature pages hereto, the Required Lenders, the Required Domestic Revolving Lenders, the Required Canadian Revolving Lenders and Bank of America, N.A., as Administrative Agent;

(b)           Receipt by the Domestic Administrative Agent (i) for the account of (x) each Lender that has the right under the Credit Agreement to approve this Amendment and that has executed this Amendment on or prior to 9:00 p.m., New York City time, on April 14, 2009 and (y) each other Lender that has the right under the Credit Agreement to approve this Amendment and that has not been given the opportunity to access this Amendment and consent thereto (each of the Lenders described in the foregoing clauses (x) and (y) a “Consenting Lender”), a fee equal to 0.125% of the aggregate amount of each such Consenting Lender’s (A) Canadian Revolving Commitment, (B) Canadian Swing Line Commitment, (C) Domestic Revolving Commitment and (D) portion of the Term Loan outstanding and (ii) any fees and expenses of the Administrative Agents (including reasonable attorneys’ fees of the Administrative Agents) in connection with the Loan Documents;

(c)           Receipt by BAS of all fees, expenses and other amounts that have become due and payable to BAS, in its capacity as arranger of the Amendment, on or prior to the Amendment Effective Date pursuant to that certain letter agreement dated as of April 10, 2009 between GGC and BAS; and

(d)           Receipt by any Administrative Agent of such other documents, instruments, agreements and information as reasonably requested by such Administrative Agent.

Section 3.               Release.

(a)           Each Loan Party and its respective successors, assigns and legal representatives (collectively, the “Releasors”), releases, acquits and forever discharges each Administrative Agent and each Lender (collectively, the “Lender Parties”), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former (collectively, the “Lender Party Affiliates”), from any and all manner of losses, costs, defenses, damages, liabilities, deficiencies, actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims, demands and out-of-pocket expenses whatsoever, asserted or unasserted, known or unknown, foreseen or unforeseen, in contract, tort, law or equity (generically, “Claims”), that any Releasor has or may have against any of the Lender Parties and/or the Lender Party Affiliates by reason of any action, failure to act, event, statement, accusation, assertion, matter or thing whatsoever arising from or based on facts occurring prior to the Amendment Effective Date that arises out of or is connected to the Loan Documents, the Loans and the Letters of Credit, including but not limited to any Claims or defense that relates to, in whole or in part, directly or indirectly:  (i) the Credit Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans or issuance of Letters of Credit under the Loan Documents; (iii) any actual or proposed use by the Loan Parties of the proceeds of the Loans or Letters of Credit; (iv) any actions or omissions of any Lender Party or Lender Party Affiliate in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents at law or in equity; (v) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”; (vi) any covenants, agreements, duties or obligations set forth in the Loan Documents; (vii) lost profits, (viii) loss of business opportunity, (ix) increased financing costs, (x) increased legal or other administrative fees or (xi) damages to business reputation.

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(b)           Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Lender Party or Lender Party Affiliate on the basis of any Claim released, remised and discharged by such Loan Party pursuant to this Section 3.  If any Loan Party or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Lender Party or Lender Party Affiliate may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Lender Party or Lender Party Affiliate as a result of such violation.

Section 4.               Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)           The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)            Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)           The Loan Parties represent and warrant to the Lenders that after giving effect to this Amendment (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Amendment Effective Date with the same effect as if made on and as of such dates, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)           Each Loan Party hereby ratifies and confirms the security interest in and to all Collateral granted to the Collateral Agent pursuant to the Collateral Documents and the perfected, first priority status of such security interest as set forth therein (subject only to liens which are permitted by the terms of the Loan Documents to be prior to the Lien of the Collateral Agent).

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(f)            In the event that the Amendment Effective Date occurs during the period beginning on April 15, 2009 through and including May 11, 2009, the Lenders hereby waive, solely during the period beginning on April 15, 2009 through and including the Amendment Effective Date, any Event of Default under Section 9.01(f) of the Credit Agreement arising from the Company’s failure to pay the interest payments due on April 15, 2009 on the 2006 Senior Notes and the 2006 Senior Subordinated Notes.  The waiver granted pursuant to this Section 4(f) shall be limited precisely as written, and shall not extend to any Default or Event of Default under any other provision of the Credit Agreement.

(g)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(h)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	GEORGIA GULF CORPORATION,
a Delaware corporation, as a Borrower and, with respect to the Canadian Obligations, as a Guarantor

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Chief Financial Officer

ROYAL GROUP, INC. (formerly known as ROYAL GROUP TECHNOLOGIES LIMITED), a Canadian federal corporation, as a Borrower

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Chief Financial Officer

DOMESTIC GUARANTORS:	GEORGIA GULF CHEMICALS & VINYLS, LLC, a Delaware limited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

GEORGIA GULF LAKE CHARLES, LLC, a Delaware limited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

GREAT RIVER OIL & GAS CORPORATION, a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROME DELAWARE CORP., a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL PLASTICS GROUP (U.S.A.) LIMITED, a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

PLASTIC TRENDS, INC., a Michigan corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL OUTDOOR PRODUCTS, INC., an Indiana corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 12 INC., a Nevada corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC., a Pennsylvania corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC., a Washington corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW COVERINGS (USA) L.P., a Texas limited partnership

By: NOVO MANAGEMENT, INC.,
a Nevada corporation, its Managing Partner

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL MOULDINGS LIMITED, a Nevada corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL GROUP SALES (USA) LIMITED., a Nevada Corporation

By:	/s/ Gregory Thompson
Name:
Title:

CANADIAN GUARANTORS:	ROME ACQUISITION HOLDING CORP., a Nova Scotia unlimited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

6632149 CANADA INC.,
a Canadian federal corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

DOMESTIC	BANK OF AMERICA, N.A.
ADMINISTRATIVE AGENT:	as Domestic Administrative Agent and
Domestic Collateral Agent

	By:	/s/ Kevin M. Behan
	Name:	Kevin M. Behan
	Title:	SVP

CANADIAN	BANK OF AMERICA, N.A.
ADMINISTRATIVE AGENT:	acting through its Canada branch, as Canadian
Administrative Agent and Canadian Collateral Agent

	By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

LENDERS
AND L/C ISSUERS:

ABN AMRO BANK, N.V.		AIG ANNUNITY INSURANCE COMPANY
as a Canadian Revolving Lender		By: AIG Global Investment Corp.

By:	/s/ David W. Stack	By:	/s/ W. Jeffrey Baxter
Name:	David W. Stack	Name:	W. Jeffrey Baxter
Title:	Senior Vice President	Title:	Managing Director

By:	/s/ Parker H. Douglas
Name:	Parker H. Douglas
Title:	Senior Vice President

AIG-BANK LOAN FUND LTD.		SUNAMERICA SENIOR FLOATING RATE
By: AIG Global Investment Corp., Its		FUND, INC.
Investment Manager		By: AIG-Global Investment Corp., Investment
Sub-Adviser
By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director	By:	/s/ W. Jeffrey Baxter
		Name:	W. Jeffrey Baxter
		Title:	Managing Director

AMMC CLO III, LIMITED		AMMC CLO IV, LIMITED
By: American Money Management Corp., as		By: American Money Management Corp., as
Collateral Manager as a Lender		Collateral Manager as a Lender

By:	/s/ David P. Meyer	By:	/s/ David P. Meyer
Name:	David P. Meyer	Name:	David P. Meyer
Title:	Senior Vice President	Title:	Senior Vice President

AMMC CLO VI, LIMITED		AMMC VII, LIMITED
By: American Money Management Corp., as		By: American Money Management Corp., as
Collateral Manager as a Lender		Collateral Manager as a Lender

By:	/s/ David P. Meyer	By:	/s/ David P. Meyer
Name:	David P. Meyer	Name:	David P. Meyer
Title:	Senior Vice President	Title:	Senior Vice President

AMMC VIII, LIMITED		APOSTLE LOOMIS SAYLES SENIOR
By: American Money Management Corp., as		LOAN FUND, as a Lender
Collateral Manager as a Lender
		By:	Please See Following Page:
By:	/s/ David P. Meyer	Name:
Name:	David P. Meyer	Title:
Title:	Senior Vice President
APOSTLE LOOMIS SAYLES SENIOR
LOAN FUND, as Lender
By: Loomis, Sayles & Company, L.P.
Its Investment Manager
By: Loomis, Sayles & Company, Incorporated
Its General Partner

		By:	/s/ John R. Bell
		Name:	John R. Bell
		Title:	Vice President

THE ASSETS MANAGEMENT		BABSON CLO LTD. 2004-I
COMMITTEE OF THE COCA-COLA		BABSON CLO LTD. 2005-I
COMPANY MASTER RETIREMENT		BABSON CLO LTD. 2005-II
TRUST, BY: PYRAMIS GLOBAL		BABSON CLO LTD. 2005-III
ADVISORS TRUST COMPANY, AS		BABSON CLO LTD. 2006-II
INVESTMENT MANAGER UNDER		BABSON CLO LTD. 2007-I
POWER OF ATTORNEY as a Lender		SAPPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO, LIMITED as Lenders
By:	/s/ David Censorio	By: Babson Capital Management LLC as
Name:	David Censorio	Collateral Manager
Title:	VP
		By:	/s/ Geoffrey Takacs
		Name:	Geoffrey Takacs
		Title:	Director

MAPLEWOOD (CAYMAN) LIMITED
as a Lender
By: Babson Capital Management LLC as
Investment Manager

		By:	/s/ Geoffrey Takacs
		Name:	Geoffrey Takacs
		Title:	Director

BALTIC FUNDING LLC as a Lender		JFIN CLO 2007 LTD. as a Lender
By: Jefferies Finance LLC as Collateral
By:	/s/ Tara E. Kenny	Manager
Name:	Tara E. Kenny
Title:	Assistant Vice President	By:	/s/ Andrew Lennon
		Name:	Andrew Lennon
		Title:	Director

BANK OF AMERICA, N.A.		BANK OF AMERICA, N.A.
as Lender		acting through its Canada branch, as a Lender
and a Canadian L/C Issuer
By:	/s/ Kevin M. Behan
Name:	Kevin M. Behan	By:	/s/ Medina Sales de Andrade
Title:	SVP	Name:	Medina Sales de Andrade
		Title:	Vice President

THE BANK OF NOVA SCOTIA as a Lender		BANK OF TOKYO-MITSUBISHI UFJ
and a Canadian L/C Issuer		TRUST COMPANY as a Lender

By:	/s/ Kathryn Kiplinger	By:	/s/ David Noda
Name:	Kathryn Kiplinger	Name:	David Noda
Title:	Co-Head, Corporate Banking LLS	Title:	VP & Manager

BARCLAYS BANK PLC as a Lender		BLACK DIAMOND CLO 2005-2 Ltd.
By: Black Diamond CLO 2005-2 Adviser,
By:	/s/ Maria Lund	L.L.C., as its Collateral Manager
Name:	Maria Lund
Title:	Vice President	as a Lender

		By:	/s/ Stephen H. Deckoff
		Name:	Stephen H. Deckoff
		Title:	Managing Principal

BROWNSTONE PARTNERS		CANNINGTON FUNDING LTD.
CATALYST MASTER FUND, LTD. as a		Silvermine Capital Management LLC
Lender		as Investment Manager
By: Brownstone Asset Management, LP
		By:	/s/ Aaron A. Meyer
By:	/s/ David Zornitsky	Name:	Aaron A. Meyer
Name:	David Zornitsky	Title:	Principal
Title:	CFO		Silvermine Capital Management, LLC

CARLYLE HIGH YIELD PARTNERS		CARLYLE HIGH YIELD PARTNERS IV,
2008-1, LTD. as a Lender		LTD. as a Lender

By:	/s/ Linda Pace	By:	/s/ Linda Pace
Name:	Linda Pace	Name:	Linda Pace
Title:	Managing Director	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IX,		CARLYLE LOAN INVESTMENT LTD., as a
LTD. as a Lender		Lender

By:	/s/ Linda Pace	By:	/s/ Linda Pace
Name:	Linda Pace	Name:	Linda Pace
Title:	Managing Director	Title:	Managing Director

CITIBANK N.A. as a Lender		COA CLO FINANCING LTD
By: FS COA Management LLC, as
By:	/s/ Brian Blessing	PORTFOLIO MANAGER as a Lender
Name:	Brian Blessing
Title:	Attorney-In-Fact	By:	/s/ John W. Fraser
		Name:	John W. Fraser
		Title:	Manager

COMMONWEALTH OF		COMSTOCK FUNDING LTD
MASSACHUSETTS PENSION RESERVES		Silvermine Capital Management LLC
INVESTMENT MANAGEMENT BOARD,		As Collateral Manager
BY: PYRAMIS GLOBAL ADVISORS
TRUST COMPANY, AS INVESTMENT		By:	/s/ Aaron A. Meyer
MANAGER UNDER POWER OF		Name:	Aaron A. Meyer
ATTORNEY as a Lender		Title:	Principal
Silvermine Capital Management, LLC
By:	/s/ Dave Censorio
Name:	Dave Censorio
Title:	VP

CREDIT SUISSE ALTERNATIVE		DENARIUS FUNDING, as a Lender
CAPITAL, as collateral manager for the		By: The Royal Bank of Scotland, Plc., As
following CDOs:		Attorney-in-fact
By: RBS Securities, Inc., Its agent
Atrium CDO
Atrium II		By:	/s/ Kevin Q. Stuebe
CSAM Funding II		Name:	Kevin Q. Stuebe
KC CLO I Limited		Title:	V.P.
as a Lender

By:	/s/ Linda Kam
Name:	Linda Kam
Title:	Director

DENARIUS FUNDING II, as a Lender		EATON VANCE CDO VII PLC
By: The Royal Bank of Scotland, Plc., As		By: Eaton Vance Management
Attorney-in-fact		as Interim Investment Advisor as a Lender
By: RBS Securities, Inc., Its agent
		By:	/s/ Craig P. Russ
By:	/s/ Kevin Q. Stuebe	Name:
Name:	Kevin Q. Stuebe	Title:	Vice President
Title:	V.P.

EATON VANCE CDO VIII, LTD.		EATON VANCE CDO IX LTD.
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:	Vice President	Title:	Vice President

EATON VANCE CDO X PLC		EATON VANCE FLOATING-RATE
By: Eaton Vance Management		INCOME TRUST
as Investment Advisor as a Lender		By: Eaton Vance Management
as Investment Advisor as a Lender
By:	/s/ Craig P. Russ
Name:		By:	/s/ Craig P. Russ
Title:	Vice President	Name:
		Title:	Vice President

EATON INSTITUTIONAL SENIOR LOAN FUND		EATON VANCE LOAN OPPORTUNITIES FUND, LTD.
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:	Vice President	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND		EATON VANCE SENIOR FLOATING- RATE TRUST
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:	Vice President	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST		EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:	Vice President	Title:	Vice President

EATON VANCE VT FLOATING-RATE		FAIRWAY LOAN FUNDING COMPANY
INCOME FUND		By: Pacific Investment Management Company
By: Eaton Vance Management		LLC, as its Investment Advisor
as Investment Advisor as a Lender
		By:	/s/ Arthur Y.D. Ong
By:	/s/ Craig P. Russ		Arthur Y.D. Ong
Name:			Executive Vice President
Title:	Vice President

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND as a Lender		FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND as a Lender		FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HIGH INCOME CENTRAL FUND 2 as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

FIDELITY FINANCIAL TRUST: FIDELITY CONVERTIBLE SECURITIES FUND as a Lender		FIDELITY SECURITIES FUND: FIDELITY LEVERAGED COMPANY STOCK FUND as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

FIDELITY SUMMER STREET TRUST:		THE FOOTHILL GROUP, LLC as a Lender
FIDELITY HIGH INCOME FUND as a
Lender		By:	/s/ Dennis Ascher
		Name:	Dennis Ascher
By:	/s/ Gary Ryan	Title:	Senior Vice President
Name:	Gary Ryan
Title:	Assistant Treasurer

FORTRESS CREDIT INVESTMENTS I LTD. as a Lender		FORTRESS CREDIT INVESTMENTS II LTD. as a Lender

By:	/s/ Constantine M. Dakolias	By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias	Name:	Constantine M. Dakolias
Title:	Director	Title:	Director

GALLATIN CLO II 2005-1 LTD.		GALLATIN CLO III 2007-1 LTD. AS
By: UrsaMine Credit Advisors LLC as its		ASSIGNEE
Collateral Manager as a Lender		By: UrsaMmine Credit Advisors LLC as its Collateral Manager as a Lender
By:	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig	By:	/s/ Niall Rosenzweig
Title:	Principal	Name:	Niall Rosenzweig
		Title:	Principal

GALLATIN FUNDING I LTD.		GALAXY X CLO, LTD.
By: UrsaMine Credit Advisors LLC as its Collateral Manager as a Lender		By: AIG Global Investment Corp. as Collateral Manager

By:	/s/ Niall Rosenzweig	By:	/s/ W. Jeffrey Baxter
Name:	Niall Rosenzweig	Name:	W. Jeffrey Baxter
Title:	Principal	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION as a Lender		GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ James R. Persico	By:	/s/ Andrew Caditz
Name:	James R. Persico	Name:	Andrew Caditz
Title:	Duly Authorized Signatory	Title:	Vice President

GRAND CENTRAL ASSET TRUST, BDC		GRAYSON & CO.
SERIES as a Lender		By:	BOSTON MANAGEMENT AND
RESEARCH AS INVESTMENT
By:	/s/ Roy Hykal		ADVISOR as a Lender
Name:	Roy Hykal
Title:	Attorney-in-Fact	By:	/s/ Craig P. Russ
Name:
		Title:	Vice President

GRAYSON CLO II 2004-1 LTD.		GULF STREAM-RASHINBAN CLO 2006-I
By: Ursamine Credit Advisors LLC as its		LTD
Collateral Manager as a Lender		By: Gulf Stream Asset Management LLC As Collateral Manager (Sumitomo Deal)
By:	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig	GULF STREAM-SEXTANT CLO 2006-I
Title:	Principal	LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2007 LTD
By: Gulf Stream Asset Management LLC As Collateral Manager
as a Lender

		By:	/s/ Barry Love
		Name:	Barry Love
		Title:	Chief Credit Officer

HFR ED DISCOVERY MASTER TRUST as a Lender		KATONAH III, LTD. by Sankaty Advisors LLC as Sub-Advisors as a Lender
By: Brownstone Asset Management, LP, as
Trading Manager for HFR Ed Discovery		By:	/s/ Jeffrey Hawkins
Master Trust		Name:	Jeffrey Hawkins
		Title:	Managing Director
By:	/s/ David Zornitsky		Chief Operating Officer
Name:	David Zornitsky
Title:	CFO

JPMORGAN CHASE BANK, N.A. as a Lender and a Domestic L/C Issuer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as a Lender

By:	/s/ Stacey Haimes
Name:	Stacey Haimes
Title:	Executive Director

KATONAH IV, LTD. by Sankaty Advisors, LLC as Sub-Advisors as a Lender		KS CAPITAL PARTNERS, L.P. as a Lender
		By:	/s/ Michael Jenal
By:	/s/ Jeffrey Hawkins	Name:	Michael Jenal
Name:	Jeffrey Hawkins	Title:	CFO
Title:	Managing Director
Chief Operating Officer

KS INTERNATIONAL, INC. as a Lender		LOAN FUNDING III LLC
By: Pacific Investment Management Company
By:	/s/ Michael Jenal	LLC, as its Investment Advisor
Name:	Michael Jenal
Title:	CFO	By:	/s/ Arthur YD. Ong
Arthur YD. Ong
Executive Vice President

MALIBU CBNA LOAN FUNDING LLC		MAYPORT CLO LTD.
as a Lender		By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Alicia Marthaler
Name:	Alicia Marthaler	By:	/s/ Arthur YD. Ong
Title:	Attorney-in-fact		Arthur YD. Ong
Executive Vice President

MERRILL LYNCH CAPITAL CANADA INC. as a Lender		MERRILL LYNCH CAPITAL SERVICES, INC. as a Lender

By:	/s/ Susan Rimmer	By:	/s/ Neyda Darias
Name:	Susan Rimmer	Name:	Neyda Darias
Title:	Managing Director	Title:	Vice President

MIZUHO CORPORATE BANK, LTD. as a		NAVIGARE FUNDING I CLO LTD
Lender		By: Navigare Partners LLC
its collateral manager, as a Lender
By:	/s/ Leon Mo
Name:	Leon Mo	By:	/s/ Joel G. Serebransky
Title:	Senior Vice President	Name:	Joel G. Serebransky
		Title:	Managing Director

NAVIGARE FUNDING II CLO LTD		NAVIGARE FUNDING III CLO LTD
By: Navigare Partners LLC		By: Navigare Partners LLC
as collateral manager, as a Lender		as collateral manager, as a Lender

By:	/s/ Joel G. Serebransky	By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky	Name:	Joel G. Serebransky
Title:	Managing Director	Title:	Managing Director

NEWSTART FACTORS, INC. as a Lender		NUVEEN DIVERSIFIED DIVIDEND AND
INCOME FUND as a Lender
By:	/s/ James Bennett	By: Symphony Asset Management, LLC
Name:	James Bennett
Title:	President	By:	/s/ James Kim
		Name:	James Kim
		Title:	Associate Portfolio Manager

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND as a Lender		NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND 2 as a Lender
By: Symphony Asset Management, LLC		By: Symphony Asset Management, LLC

By:	/s/ James Kim	By:	/s/ James Kim
Name:	James Kim	Name:	James Kim
Title:	Associate Portfolio Manager	Title:	Associate Portfolio Manager

NUVEEN TAX ADVANTAGED TOTAL RETURN STRATEGY FUND as a Lender		PORTOLA CLO, LTD. By: Pacific Investment Management Company
By: Symphony Asset Management, LLC		LLC, as its Investment Advisor

By:	/s/ James Kim	By:	/s/ Arthur YD. Ong
Name:	James Kim		Arthur YD. Ong
Title:	Associate Portfolio Manager		Executive Vice President

PPM SHADOW CREEK FUNDING LLC as a Lender		PRESIDENT & FELLOWS OF HARVARD COLLEGE
		By:	Regiment Capital Management, LLC its
By:	/s/ Tara E. Kenny		Investment Advisor
Name:	Tara E. Kenny	By:	Regiment Capital Advisors, LP its
Title:	Assistant Vice President		Manager and pursuant to delegated
authority

		By:	/s/ Mark A. Brostowski
		Name:	Mark A. Brostowski
		Title:	Authorized Signatory

PYRAMIS HIGH YIELD FUND, LLC, BY:		RACE POINT IV CLO, LTD.
PYRAMIS GLOBAL ADVISORS TRUST		By:	Sankaty Advisors, LLC
COMPANY, AS INVESTMENT			as Collateral Manager
MANAGER UNDER POWER OF		as a Lender
ATTORNEY as a Lender
		By:	/s/ Jeffrey Hawkins
By:	/s/ Dave Censorio	Name:	Jeffrey Hawkins
Name:	Dave Censorio	Title:	Managing Director
Title:	VP		Chief Operating Officer

REGIMENT CAPITAL, LTD.		SANKATY ADVISORS, LLC, as Collateral
By:	Regiment Capital Management, LLC as	Manager for Castle Hill I — INGOTS, Ltd., as
its Investment Advisor		Term Lender as a Lender
By:	Regiment Capital Advisors, LP its
	Manager are pursuant to delegated	By:	/s/ Jeffrey Hawkins
	authority	Name:	Jeffrey Hawkins
		Title:	Managing Director
By:	/s/ Mark A. Brostowski		Chief Operating Officer
Name:	Mark A. Brostowski
Title:	Authorized Signatory

SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender as a Lender		SANKATY ADVISORS, LLC, as Collateral Manager for Loan Funding XI LLC, As Term Lender as a Lender

By:	/s/ Jeffrey Hawkins	By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins	Name:	Jeffrey Hawkins
Title:	Managing Director	Title:	Managing Director
	Chief Operating Officer		Chief Operating Officer

SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender as a Lender

By:	/s/ Jeffrey Hawkins	By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins	Name:	Jeffrey Hawkins
Title:	Managing Director	Title:	Managing Director
	Chief Operating Officer		Chief Operating Officer

SENIOR DEBT PORTFOLIO		SERVES 2006-1, Ltd.
By:	Boston Management and Research as
	Investment Advisor	By:	/s/ Chris Kappas
as Lender		PPM America, Inc., as Collateral Manager
Chris Kappas
By:	/s/ Craig P. Russ		Managing Director
Name:
Title:	Vice President

SOUTHPORT CLO, LIMITED		SPECIAL SITUATIONS INVESTING
By: Pacific Investment Management Company LLC, as its Investment Advisor		GROUP, INC. as a Lender

By:	/s/ Arthur YD. Ong	By:	/s/ Robert G. Frahm III
	Arthur YD. Ong	Name:	Robert G. Frahm III
	Executive Vice President	Title:	Authorized Signatory

SYMPHONY CLO I		SYMPHONY CLO II
as a Lender		as a Lender
By: Symphony Asset Management, LLC		By: Symphony Asset Management, LLC

By:	/s/ James Kim	By:	/s/ James Kim
Name:	James Kim	Name:	James Kim
Title:	Associate Portfolio Manager	Title:	Associate Portfolio Manager

SYMPHONY CLO III		SYMPHONY CLO IV
as a Lender		as a Lender
By: Symphony Asset Management, LLC		By: Symphony Asset Management, LLC

By:	/s/ James Kim	By:	/s/ James Kim
Name:	James Kim	Name:	James Kim
Title:	Associate Portfolio Manager	Title:	Associate Portfolio Manager

TRALEE CDO I, LTD.		TRILOGY PORTFOLIO CO. LLC
as a Lender		as a Lender

By:	/s/ Joseph Matteo	By:	/s/ Paul S. Greenberg
Name:	Joseph Matteo	Name:	Paul S. Greenberg
Title:	Authorized Signatory	Title:	Principal

WACHOVIA BANK, NATIONAL ASSOCIATION as a Lender		WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) as a Canadian Revolving Lender
By:	/s/ Thomas M. Cambern
Name:	Thomas M. Cambern	By:	/s/ Raymond Eghobamien
Title:	Managing Director	Name:	Raymond Eghobamien
		Title:	Vice President
Wachovia Capital Finance Corporation (Canada)

WAVELAND — INGOTS, LTD.		XL RE LTD
By: Pacific Investment Management Company LLC, as its Investment Advisor		By:	its Investment Advisor Regiment Capital Management LLC as
		By:	Regiment Capital Advisors, LP its
By:	/s/ Arthur YD. Ong		Manager and pursuant to delegated
	Arthur YD. Ong		authority
Executive Vice President
		By:	/s/ Mark A. Brostowski
		Name:	Mark A. Brostowski
		Title:	Authorized Signatory

ZOHAR III, LIMITED		EACH OF THE ACCOUNTS LISTED ON
as a Lender		ANNEX A, INDIVIDUALLY, AND
By: Patriarch Partners XV, LLC, its Collateral		SEVERALLY NOT JOINTLY as a Lender:
Manager		•	ISCOX INSURANCE COMPANY
BERMUNDA LTD.
By:	/s/ Lynn Tilton	•	HISCOX SYNDICATE 33
Name:	Lynn Tilton	•	GENERAL BOARD OF PENSION AND
Title:	Manager		HEALTH BENEFITS OF THE UNITED
METHODIST CHURCH,
		•	WELLINGTON TRUST COMPANY,
NATIONAL ASSOCIATION
MULTIPLE COLLECTIVE
INVESTMENT FUNDS TRUST,
OPPORTUNISTIC INVESTMENT
PORTFOLIO
		•	WELLINGTON TRUST COMPANY,
NATIONAL ASSOCIATION
MULTIPLE COMMON TRUST
INVESTMENT FUNDS TRUST,
OPPORTUNISTIC INVESTMENT PORTFOLIO
		By:	Wellington Management Company, LLPas Investment Adviser

		By:	/s/ Robert J. Toner
		Name:	Robert J. Toner
		Title:	Vice President and Counsel